SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K/A

                                 Amendment No. 1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                        Date of Report - October 14, 1997


                         ACI TELECENTRICS, INCORPORATED
             (Exact name of registrant as specified in its charter)


          Minnesota                     000-21557                41-1572571
(State or other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                   Number)            Identification No.)


         3100 West Lake Street, Suite 300, Minneapolis, Minnesota 55416
              (Address of principal executive offices and zip code)


                                 (612) 928-4700
              (Registrant's telephone number, including area code)

The undersigned hereby amends the following items of its Form 8-K Report filed August 12, 1997 as set forth on the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business acquired.

                  Financial Statements required to be filed pursuant to Item 7 of Form 8-K for Encyclopaedia Britannica Communications Corporation (an operating subsidiary of Encyclopaedia Britannica, Inc.) ("EBCC") /1/

         (b)      Pro forma financial information.

                  Pro forma financial information required to be filed pursuant to Item 7 of Form 8-K reflecting the acquisition of EBCC.

/1/ The financial statements for EBCC present the net assets acquired and revenues and direct operating expenses of EBCC, an operating subsidiary of Encylopaedia Britannica, Inc. and are not intended to be a complete presentation of EBCC's financial position and results of operations.

               ENCYCLOPAEDIA BRITANNICA COMMUNICATIONS CORPORATION
           (AN OPERATING SUBSIDIARY OF ENCYCLOPAEDIA BRITANNICA, INC.)

                              FINANCIAL STATEMENTS
                                Table of Contents

                                                                            Page

Independent Auditors' Report...................................................4

Statement of Net Assets of Acquired Business as of
     September 30, 1996........................................................5

Statement of Revenues and Direct Operating
     Expenses for the year ended September 30,1996.............................6

Notes to Financial Statements..................................................7

Statement of Net Assets of Acquired Business as of
     June 30, 1997 (Unaudited).................................................9

Statements of Revenues and Direct Operating
     Expenses for the Nine month periods ended
     June 30, 1997 and 1996 (Unaudited).......................................10

Notes to Unaudited Financial Statements.......................................11

ACI Telecentrics Pro Forma Consolidated
     Financial Statements (Unaudited).........................................12

Pro Forma Condensed Consolidated Balance Sheet
     as of June 30, 1997 (Unaudited)..........................................13

Pro Forma Condensed Consolidated Statement of
     Income for the Year Ended
     December 31, 1996 (Unaudited)............................................14

Pro Forma Condensed Consolidated Statement of
     Income for the Six Months Ended
     June 30, 1997 (Unaudited)................................................15

Notes to Pro Forma Condensed Consolidated
     Financial Statements (Unaudited).........................................16

Signature Page................................................................17

INDEPENDENT AUDITORS' REPORT



To the Board of Directors of Encyclopaedia Britannica, Inc.


We have audited the accompanying statement of net assets of acquired business of Encyclopaedia Britannica Communications Corporation (EBCC) an operating subsidiary of Encyclopaedia Britannica, Inc. (the Seller), as of September 30, 1996 and the related statement of revenues and direct operating expenses for the year then ended. These financial statements are the responsibility of EBCC and the Seller's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared to present the net assets acquired and revenues and direct operating expenses of Encyclopaedia Britannica Communications Corporation, an operating subsidiary of the Seller, pursuant to the Purchase Agreement described in Note 1, and are not intended to be a complete presentation of Encyclopaedia Britannica Communications Corporation's financial position and results of operations.

In our opinion, the accompanying financial statements present fairly, in all material respects, the net assets of acquired business of Encyclopaedia Britannica Communications Corporation as of September 30, 1996 and its revenues and direct operating expenses for the year then ended pursuant to the Stock Purchase Agreement described in Note 1, in accordance with generally accepted accounting principles.

Deloitte & Touche LLP
Minneapolis, Minnesota
September 26, 1997

               ENCYCLOPAEDIA BRITANNICA COMMUNICATIONS CORPORATION
           (AN OPERATING SUBSIDIARY OF ENCYCLOPAEDIA BRITANNICA, INC.)

                  STATEMENT OF NET ASSETS OF ACQUIRED BUSINESS
                               SEPTEMBER 30, 1996


PROPERTY AND EQUIPMENT:

         Furniture and Fixtures                            $   211,127
         Equipment                                           1,026,378
         Leasehold Improvements                                165,772
                                                           -----------
                                                             1,403,277

         Less Accumulated Depreciation and Amortization        854,255
                                                           -----------

         Net Property, Plant, and Equipment                    549,022
                                                           -----------

TOTAL ASSETS                                                   549,022

CAPITAL LEASE LIABILITIES - CURRENT                           (231,982)
                                                           -----------

NET ASSETS OF ACQUIRED BUSINESS                            $   317,040
                                                           ===========


See notes to financial statements.

               ENCYCLOPAEDIA BRITANNICA COMMUNICATIONS CORPORATION
           (AN OPERATING SUBSIDIARY OF ENCYCLOPAEDIA BRITANNICA, INC.)

               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                          YEAR ENDED SEPTEMBER 30, 1996


REVENUES:
       Unaffiliated                            $5,456,000
       Affiliated                               1,706,000
                                               ----------

Total Revenues                                  7,162,000

DIRECT OPERATING EXPENSES:
       Cost of revenues                         3,544,859
       Selling, general, and administrative     3,471,857
                                               ----------

       Total direct operating expenses         $7,016,716
                                               ----------

EXCESS OF REVENUES OVER DIRECT
OPERATING EXPENSES                             $  145,284
                                               ==========


See notes to financial statements.

               ENCYCLOPAEDIA BRITANNICA COMMUNICATIONS CORPORATION
           (AN OPERATING SUBSIDIARY OF ENCYCLOPAEDIA BRITANNICA, INC.)

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED SEPTEMBER 30, 1996

1.  BASIS OF PRESENTATION

Encyclopaedia Britannica Communications Corporation ("EBCC"), an operating subsidiary of Encyclopaedia Britannica, Inc. ("the Seller"), provides telemarketing services at two call centers located in Lombard, IL and Merrillville, IN. The two call centers each have 96 outbound calling stations and the Lombard, IL location also includes 27 inbound call stations.

BASIS OF PRESENTATION - The accompanying Statement of Net Assets Acquired and Statements of Revenues and Direct Operating Expenses have been prepared pursuant to Article 1 of the the Stock Purchase Agreement between ACI Telecentrics, Incorporated ("the Buyer") and the Seller dated August 1, 1997.

The statements include all revenues and costs and expenses directly incurred by, or related to EBCC, including depreciation and rental costs related to facilities used in the business, payroll, and aggregate employee benefits which have been applied at 23% of gross pay. The statements do not reflect corporate income taxes or the cost of certain other corporate services provided by the Seller, such as legal, treasury, certain information systems, tax planning, and financing. The various costs and expenses, as described herein, are not necessarily indicative of the costs and expenses that would have resulted had EBCC been operated as a separate company, as a result of the aforementioned corporate expenses.

2.  SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION - Revenues are recognized as services are provided, generally based on hours incurred. Revenues from two customers represented 62.8% and 17.9% of total revenues generated from unaffiliated companies.

PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Depreciation is based on the straight line method over the estimated useful lives of assets ranging from five to seven years. Leasehold improvements are depreciated on a straight line basis over the estimated useful life of the property or the life of the lease, whichever is shorter. Depreciation and amortization totaled $395,691 for the year ended September 30, 1996.

IMPAIRMENT OF LONG-LIVED ASSETS - In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," EBCC evaluates the recoverability of long-lived assets. The statement requires the measurement of the unamortized balance of the long-lived assets against estimated future cash flows. At the time such evaluation indicates that undiscounted estimated future cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets will be adjusted to their fair value. Based on current evaluations, there were no adjustments to the carrying value of long-lived assets.

LIABILITIES ASSUMED - Pursuant to Article 1.3 of the Stock Purchase Agreement, the Buyer has agreed to assume all capital lease liabilities.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  LEASE COMMITMENTS

Assets under capital leases had a carrying value of approximately $232,000 at September 30, 1996. Total future payments under capital lease agreements are approximately $245,300 including interest of approximately $13,300 as of September 30, 1996.

Minimum future rental payments under non-cancelable operating leases for equipment and real estate is as follows:

Year-Ended September 30,
------------------------
  1997          $172,000
  1998           177,000
  1999           182,000
  2000           187,000
  2001           193,000
  Thereafter     198,000

Rental expense was approximately $238,700 for 1996.

4.  RELATED PARTY TRANSACTIONS

EBCC earned $1,706,000 in revenues from the seller for telemarketing services provided in 1996. The Seller ceased using EBCC in October 1996 to promote sales of its products.

               ENCYCLOPAEDIA BRITANNICA COMMUNICATIONS CORPORATION
           (AN OPERATING SUBSIDIARY OF ENCYCLOPAEDIA BRITANNICA, INC.)

                  STATEMENT OF NET ASSETS OF ACQUIRED BUSINESS
                                  JUNE 30, 1997
                                   (Unaudited)


PROPERTY AND EQUIPMENT:

         Furniture and Fixtures               $   211,127
         Equipment                              1,026,378
         Leasehold Improvements                   165,772
                                              -----------
                                                1,403,277

         Less Accumulated Depreciation          1,066,394
                                              -----------

         Net Property, Plant and Equipment        336,883
                                              -----------

TOTAL ASSETS                                      336,883

CAPITAL LEASE LIABILITIES - CURRENT               (84,545)
                                              -----------

NET ASSETS OF ACQUIRED BUSINESS               $   252,338
                                              ===========


See notes to unaudited financial statements.

               ENCYCLOPAEDIA BRITANNICA COMMUNICATIONS CORPORATION
           (AN OPERATING SUBSIDIARY OF ENCYCLOPAEDIA BRITANNICA, INC.)

              STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES


                                                          (Unaudited)
                                                       Nine Months Ended
                                                -----------------------------
                                                June 30, 1997    June 30,1996
                                                -------------    ------------

REVENUES
         Unaffiliated                            $ 4,284,123     $ 4,099,594
         Affiliated                                   92,000       1,058,000
                                                 -----------     -----------
                                                   4,376,123       5,157,594

DIRECT OPERATING EXPENSES:
         Cost of Revenues                          2,640,420       2,717,575
         Selling, general, and administrative      2,502,859       2,668,369
                                                 -----------     -----------

         Total direct operating expenses           5,143,279       5,385,944

EXCESS OF DIRECT OPERATING
                                                 -----------     -----------
EXPENSES OVER REVENUES                           $  (767,156)    $  (228,350)
                                                 ===========     ===========


See notes to unaudited financial statements.

               ENCYCLOPAEDIA BRITANNICA COMMUNICATIONS CORPORATION
           (AN OPERATING SUBSIDIARY OF ENCYCLOPAEDIA BRITANNICA, INC.)

NOTES TO UNAUDITED FINANCIAL STATEMENTS
NINE MONTHS ENDED JUNE 30, 1997 AND 1996

1. In the opinion of management, the accompanying unaudited financial statements contain all adjustments necessary to present fairly the Net Assets of Acquired Business as of June 30, 1997 and the results of Revenues and Direct Operating Expenses for the nine months ended June 30, 1997 and 1996. Such adjustments are of a normal recurring nature. The results of revenues and direct operating expenses for the nine months ended June 30, 1997 and 1996, are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the audited financial statements for the year ended September 30, 1996 included herein.

                         ACI TELECENTRICS, INCORPORATED
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition by ACI Telecentrics, Incorporated (the "Company") of Encyclopaedia Britannica Communications Corporation (an operating subsidiary of Encyclopaedia Britannica) ("EBCC") using the purchase method of accounting, and are based on estimates and assumptions set forth below and in the notes to such statements, which include pro forma adjustments. These pro forma financial statements are based upon the historical financial statements of ACI Telecentrics, Incorporated, adjusted to give effect to the acquisition of EBCC on August 1, 1997.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the application of purchase accounting adjustments to the historical balance sheets of the Company and EBCC. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1996 and the six months ended June 30, 1997 are based on historical amounts of the Company and EBCC and give effect to the acquisition as if it had occurred at the beginning of the periods presented. Such statements are based on historical statements of revenues and direct operating expenses of EBCC for the year ended September 30, 1996 and six months ended June 30, 1997.

The purchase price consists of (i) $1,250,000 cash paid at closing; and (ii) four quarterly payments (each an "Earn-Out Payment," cumulatively the "Total Earn-Out Payment"). The amount of the Total Earn-Out Payment will depend on the amount of revenues generated by certain EBCC clients and prospective clients during the period from January 1, 1998 through December 31, 1998 (the "Earn-Out Revenues"). For financial statements and presentation the aggregate purchase price of EBCC is estimated to be approximately $2,750,000. This acquisition has been accounted for using the purchase method of accounting. The excess of Purchase Price over Net Assets Acquired is being amortized over 15 years using the straightline method.

The pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deemed appropriate. Final purchase accounting adjustments may differ from the pro forma adjustments presented herein. The unaudited pro forma consolidated financial information does not profess to represent the Company's results of operations had the above transaction, in fact, occurred on these dates, or to project the Company's combined results of operations for any date or period. The pro forma consolidated financial information should be read in conjunction with the Company's historical financial statements and notes thereto.

                       ACI TELECENTRICS, INCORPORATED, INC
                 Pro Forma Condensed Consolidated Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

                                                              Encyclopaedia
                                                   ACI          Britannica
                                              Telecentrics    Communications      Pro Forma           Pro Forma
                                              Incorporated    Corporation(a)     Adjustments       Consolidated(a)
                                              ------------    --------------     -----------       ---------------
CURRENT ASSETS
    Cash and Cash Equivalents                  $4,923,327            --          $(1,417,780)(d)     $ 3,505,547
    Trade Receivables less allowance
       for doubtful accounts                    1,564,492            --                 --             1,564,492
    Other Current Assets                           72,685            --                 --                72,685
                                               ----------        --------        -----------         -----------

    Total Current Assets                        6,560,504            --           (1,417,780)          5,142,724

PROPERTY AND EQUIPMENT, NET                     2,133,673         336,883             45,087 (g)       2,515,643

OTHER ASSETS
    Goodwill                                         --              --            2,620,355 (e)       2,535,810
    Other                                           9,410            --                 --                 9,410
                                               ----------        --------        -----------         -----------
    Total other assets                              9,410            --            2,620,355           2,545,220

TOTAL ASSETS                                   $8,703,587        $336,883        $ 1,247,662         $10,288,132
                                               ==========        ========        ===========         ===========

CURRENT LIABILITIES
    Trade accounts payable                     $  606,934        $   --          $      --           $   606,934
    Accrued Expenses                              223,959            --                 --               223,959
    Income taxes payable                           12,922            --                 --                12,922
    Current Portion of Long Term Debt
       and Capital lease obligations              106,525          84,545            750,000 (f)         856,525
                                               ----------        --------        -----------         -----------
    Total current liabilities                     950,340          84,545            750,000           1,700,340

LONG-TERM LIABILITIES
    Long-term debt and capital lease
       obligations less current portion           102,083            --              750,000 (f)         852,083
    Deferred capital lease liabilities
       less current portion                       121,407            --                 --               121,407
    Deferred income taxes                         223,290            --                 --               223,290
                                               ----------        --------        -----------         -----------
    Total long-term liabilities                   446,780            --              750,000           1,196,780

SHAREHOLDERS' EQUITY
    Common stock                                6,582,158         252,338           (252,338)(h)       6,582,158
    Retained earnings                             724,309            --                 --               724,309
                                               ----------        --------        -----------         -----------
    Total Shareholders equity                   7,306,467         252,338           (252,338)          7,306,467

TOTAL LIABILITIES AND
  SHAREHOLERS' EQUITY                          $8,703,587        $336,883        $ 1,247,662         $10,288,132
                                               ==========        ========        ===========         ===========


See Notes to Pro Forma Condensed Financial Statements.

                       ACI TELECENTRICS, INCORPORATED, INC
              Pro Forma Condensed Consolidated Statement of Income
                      For the Year Ended December 31, 1996
                                   (Unaudited)

                                                  Encyclopaedia
                                     ACI            Britannica
                                 Telecentrics     Communications      Pro Forma          Pro Forma
                                 Incorporated     Corporation(a)    Adjustments(i)    Consolidated(a)
                                 ------------     --------------    --------------    ---------------
Revenues                          $9,991,427        $7,162,000        $    --           $17,153,427
Cost of Revenues                   5,309,753         3,544,859             --             8,854,612
                                  ----------        ----------        ---------         -----------

Gross Profit                       4,681,674         3,617,141             --             8,298,815

Selling, General and
   Administrative Expense          3,848,730         3,471,857          174,690 (b)       7,495,277
                                  ----------        ----------        ---------         -----------

Operating Income                     832,944           145,284         (174,690)            803,538

Other (Expense) Income                21,121              --               --                21,121
                                  ----------        ----------        ---------         -----------

Income before Income Taxes           854,065           145,284         (174,690)            824,659
Income Taxes                         354,300              --            (11,762)(c)         342,538
                                  ----------        ----------        ---------         -----------

Net Income                        $  499,765        $  145,284        $(162,928)        $   482,121
                                  ==========        ==========        =========         ===========

Earning Per Common and
   Common Equivalent Share        $     0.11                                            $      0.11
                                  ==========                                            ===========

Weighted Average Common and
   Common Equivalent               4,566,000                                              4,566,000
                                  ==========                                            ===========


See Notes to Pro Forma Condensed Consolidated Financial Statements.

                       ACI TELECENTRICS, INCORPORATED, INC
              Pro Forma Condensed Consolidated Statement of Income
                     For the Six Months Ended June 30, 1997
                                   (Unaudited)

                                                  Encyclopaedia
                                      ACI           Britannica
                                 Telecentrics     Communications       Pro Forma         Pro Forma
                                 Incorporated     Corporation(a)     Adjustments(i)   Consolidated(a)
                                 ------------     --------------     --------------   ---------------

Revenues                          $7,252,667       $ 2,818,030         $    --          $10,070,697
Cost of Revenues                   3,642,914         1,695,383              --            5,338,297
                                  ----------       -----------         ---------        -----------

Gross Profit                       3,609,753         1,122,647              --            4,732,400

Selling, General and
   Administrative Expense          2,870,009         1,561,859            87,345 (b)      4,519,213
                                  ----------       -----------         ---------        -----------

Operating Income                     739,744          (439,212)          (87,345)           213,187

Other (Expense) Income               125,254              --                --              125,254
                                  ----------       -----------         ---------        -----------

Income before Income Taxes           864,998          (439,212)          (87,345)           338,441
Income Taxes                         328,700              --             200,092 (c)        128,608
                                  ----------       -----------         ---------        -----------

Net Income                        $  536,298       $  (439,212)        $ 112,747        $   209,833
                                  ==========       ===========         =========        ===========

Earning Per Common and
   Common Equivalent Share        $     0.09                                            $      0.04
                                  ==========                                            ===========

Weighted Average Common and
   Common Equivalent               5,756,000                                              5,756,000
                                  ==========                                            ===========


See Notes to Pro Forma Condensed Consolidated Financial Statements.

                       ACI TELECENTRICS, INCORPORATED, INC
         Notes to Pro Forma Condensed Consolidated Financial Statements

Pro Forma Adjustments

(a) The financial statements for EBCC present the net assets acquired and revenues and direct operating expenses of EBCC, an operating subsidiary of Encyclopaedia Britannica, Inc., and are not intended to be a complete presentation of EBCC's financial position and results of operations.

(b) Reflects additional depreciation and amortization expenses related to the fair value of assets acquired and goodwill. Goodwill is being amortized on a straight line basis over 15 years.

         Cash Paid in Transaction                  $  1,250,000
         Estimated Additional Cash Payments           1,500,000 (f)
         Acquisition Costs                              167,780
         Net Assets Acquired                           (297,425)
                                                   ------------
            Goodwill                               $  2,620,355
                                                   ============

(c) Reflects additional income tax (expense) benefit at the statutory rate based on the excess (deficiency) of revenues over direct expenses of EBCC and the pro forma adjustments.

(d)      Reflects cash paid in purchase transaction.

(e)      Reflects total goodwill from the purchase transaction.

(f) Reflects estimated additional purchase price that is estimated to be payable based on revenues earned by EBCC during calendar year 1998.

(g)      Reflects adjustment to record property and equipment at fair value.

(h)      Reflects carrying value of net assets acquired.

(i) No pro forma adjustment for overhead allocation for certain corporate costs including legal, treasury, information, systems, etc., has been made because management does not believe that additional personnel will need to be hired to perform these functions.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ACI TELECENTRICS, INCORPORATED, INC
                                  (Registrant)


Dated:  October 14,1997           By: /S/ STEVEN A. KAHN
                                      ------------------------------------------

                                      Steven A. Kahn
                                      Vice President and Chief Financial Officer